ACQUISITION (Details 1) - USD ($) $ / shares in Units, $ in Thousands	7 Months Ended	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2015	Jun. 30, 2014
ACQUISITION
Net interest income	$ 5,878	$ 16,961	$ 16,604
Noninterest income	967	1,848	1,436
Net income	1,649	5,579	4,990
Net income available to common shareholders	$ 1,631	$ 5,531	$ 4,948
Pro-forma earnings per share:
Basic (in dollars per share)		$ 0.98	$ 0.89
Diluted (in dollars per share)		$ 0.97	$ 0.88